Exhibit 10.1



                        THIRD  AMENDMENT  dated  as  of  March  28,  2002  (this
                  "Amendment"), among KANSAS CITY SOUTHERN INDUSTRIES, INC.("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY (the "Borrower"), the LENDERS party hereto and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), as administrative agent (in such capacity, the "Agent"), collateral agent, issuing bank and swingline lender.

            A. Reference is made to the Credit Agreement dated as of January 11, 2000, as amended by the First Amendment dated as of June 30, 2000, and the Second Amendment dated as of May 10, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the Lenders party thereto and the Agent, as administrative agent, collateral agent, issuing bank and swingline lender. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

            B. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION  1.  Amendment  to  Section  6.14 of the  Credit  Agreement.
Section 6.14 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

                          Period                 Ratio
                          ------                 -----
            January 1, 2002 to March 31, 2002  6.25 : 1.00

            April 1, 2002 to June 29, 2002     5.50 : 1.00

            June 30, 2002 to December 31, 2002 4.75 : 1.00

            January 1, 2003 to December 31,    4.25 : 1.00

            January 1, 2004 to December 31,    3.75 : 1.00

            January 1, 2005 and thereafter     3.50 : 1.00

            SECTION 2. Representations, Warranties and Agreements. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

            (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

            (b) Each of Holdings and the Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

            (c) The execution, delivery and performance by each of Holdings and the Borrower of this Amendment and the performance by each of Holdings and the Borrower of the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings or the Borrower or any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which Holdings or the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings or the Borrower.

            (d) This Amendment has been duly executed and delivered by Holdings and the Borrower. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

            (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

            SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the "Amendment Effective Date"):

            (a) The Agent shall have received the Amendment Fee (as defined below).

            (b) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of Holdings, the Borrower, the Agent and the Required Lenders.

            (c)  All  legal  matters   incident  to  this  Amendment   shall  be
      satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

            (d) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

            SECTION 4. Amendment Fee. Holdings and the Borrower agree, jointly and severally, to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 p.m., New York City time, on March 28, 2002, an amendment fee (the "Amendment
Fee") in an amount equal to .03% of the sum of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

            SECTION 5. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

            SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 8. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

KANSAS CITY SOUTHERN INDUSTRIES, INC.


by /s/ Paul J. Weyandt
   ----------------------------------
   Name: Paul J. Weyandt
   Title:Vice President and Treasurer


THE KANSAS CITY SOUTHERN RAILWAY COMPANY,


by /s/ Paul J. Weyandt
   ----------------------------------
   Name: Paul J. Weyandt
   Title:Vice President and Treasurer


JPMORGAN CHASE MANHATTAN BANK, individually and as Administrative Agent, Issuing Bank and
Swingline Lender,

by   /s/ Julie S. Long
     ------------------------------------
     Name:  Julie S. Long
     Title: Vice President

Acknowledged:


KANSAS CITY SOUTHERN INDUSTRIES, INC.


by /s/ Paul J. Weyandt
   ----------------------------------
   Name: Paul J. Weyandt
   Title:Vice President and Treasurer



CAYMEX TRANSPORTATION, INC.,

by

    by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer



GATEWAY EASTERN RAILWAY COMPANY,

by /s/ Paul J. Weyandt
   ----------------------------------
   Name: Paul J. Weyandt
   Title:Vice President and Treasurer


PABTEX GP, LLC

by    SOUTHERN INDUSTRIAL SERVICES, INC.,
      its sole member

by /s/ Louis G. Van Horn
   ----------------------------------
   Name: Louis G. Van Horn
   Title:Vice President and Comptroller

PABTEX, LP

by    PABTEX GP, LLC

by    SOUTHERN INDUSTRIAL SERVICES, INC.,
      its sole member

by /s/ Louis G. Van Horn
   ----------------------------------
   Name: Louis G. Van Horn
   Title:Vice President and Comptroller

SIS BULK HOLDING, INC.

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

SCC HOLDINGS, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

MID-SOUTH MICROWAVE, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

RICE-CARDEN CORPORATION,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

SOUTHERN DEVELOPMENT COMPANY,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

SOUTHERN INDUSTRIAL SERVICES, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

TRANS-SERVE, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

VEALS, INC.,

by /s/ Louis G. Van Horn
   ----------------------------------
   Name: Louis G. Van Horn
   Title:Vice President and Comptroller


Kansas City Northern Railway,

by /s/ Louis G. Van Horn
   ----------------------------------
   Name: Louis G. Van Horn
   Title:Vice President and Comptroller

                                                               SIGNATURE PAGE TO
                                                                 THIRD AMENDMENT
                                                     DATED AS OF MARCH 28,  2002
                                                         TO KANSAS CITY SOUTHERN
                                                 INDUSTRIES, INC. AND THE KANSAS
                                                   CITY SOUTHERN RAILWAY COMPANY
                                                                CREDIT AGREEMENT


To approve Third Amendment

AERIES FINANCE-II LTD.
By: INVESCO Senior Secured Managment, Inc.
as Sub-Managing Agent
by
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory


AVALON CAPITAL LTD.
by: INVESCO Senior Secured Managment, Inc.
as Portfolio Advisor
By
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory


AVALON CAPITAL LTD. 2
by: INVESCO Senior Secured Managment, Inc.
as Portfolio Advisor
By
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory

CERES II FINANCE LTD.
by: INVESCO Senior Secured Managment, Inc.
as Sub-Managing Agent
By
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
by INVESCO Senior Secured Management, Inc.
as Investment Advisor
by
    /s/ Gregory Stoeckle
    ----------------------------------
    Name:  Gregory Stoeckle
    Title: Authorized Signatory


INVESCO CBO 2000-1 LTD
By:  INVESCO Senior Secured Management, Inc.
as its Portfolio Advisor
by
    /s/ Gregory Stoeckle
    ----------------------------------
    Name:  Gregory Stoeckle
    Title: Authorized Signatory



Triton CDO IV, Limited
By:  INVESCO Senior Secured Management, Inc.
as Investment Advisor
by
    /s/ Gregory Stoeckle
    ----------------------------------
    Name:  Gregory Stoeckle
    Title: Authorized Signatory



SEQUILS-LIBERTY, LTD.
By:  INVESCO Senior Secured Management, Inc.
as its Collateral Manager
by
    /s/ Gregory Stoeckle
    ----------------------------------
    Name:  Gregory Stoeckle
    Title: Authorized Signatory

AIMCO CDO, SERIES 2000-A
by
   /s/ Jerry D. Zinkula
   ----------------------------------
   Name:  Jerry D. Zinkula
   Title: Authorized Signatory
by
   /s/Chris Goergen
   Title: Authorized Signatory


ALLSTATE LIFE INSURANCE COMPANY
by
   /s/ Jerry D. Zinkula
   ----------------------------------
   Name:  Jerry D. Zinkula
   Title: Authorized Signatory
by
   /s/Chris Goergen
   Title: Authorized Signatory


AMMC CDO I, LIMITED
By: American Money Management Corp.,
as Collateral Manager
by
   /s/ David P. Meyer
   ----------------------------------
   Name:  David P. Meyer
   Title: Vice President

ARCHIMEDES FUNDING II, LTD.
By: ING Capital Advisors LLC
as Collateral Manager
by
   /s/ Steven Gorski
   ----------------------------------
   Name:  Steven Gorski
   Title: Vice President & Senior Credit Analyst

ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC,
as Collateral Manager
by
   /s/ Steven Gorski
   ----------------------------------
   Name:  Steven Gorski
   Title: Vice President & Senior Credit Analyst


Alliance Capital Management L.P., as
Manager on behalf of ALLIANCE CAPITAL
FUNDING, L.L.C. as Assignee
By:
   /s/ Nantha Suppiah
   ----------------------------------
   Name:  Nantha Suppiah
   Title: Assistant Vice President


Monument Capital Ltd., as Assignee
by:  Alliance Capital Management L.P., as
Investment Manager
By:  Alliance Capital Management Corporation,
as General Partner
By:
   /s/ Nantha Suppiah
   ----------------------------------
   Name:  Nantha Suppiah
   Title: Assistant Vice President


New Alliance Global CDO, Limited
By: Alliance Capital Management, L.P.,
as Sub-Advisor
By: Alliance Capital Management Corporation,
as General Partner
By:
   /s/ Nantha Suppiah
   ----------------------------------
   Name:  Nantha Suppiah
   Title: Assistant Vice President

THE BANK OF NEW YORK
by
    /s/ John-Paul Marrotta
    ----------------------------------
    Name: John-Paul Marrotta
    Title: Vice President


THE BANK OF NOVA SCOTIA
by
    /s/ N. Bell
    ----------------------------------
    Name:  N. Bell
    Title: Assistant Agent

THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY
by
    /s/ M.R. MARKE
    ----------------------------------
    Name:  M.R. MARKE
    Title: Vice President & Mgr

BANK ONE, N.A.
by
    /s/ Christopher C. Cavaigni
    ----------------------------------
    Name:  Christopher C. Cavaigni
    Title: Director

CAPTIVA FINANCE LTD.
by
    /s/ David Dyer
    ----------------------------------
    Name:  David Dyer
    Title: Director


CENTURION CDO II, LTD.
By:  American Express Asset Management
Group, Inc. as Collateral Manaer
by
    /s/ Steven B. Staver
    ----------------------------------
    Name:  Steven B. Staver
    Title: Managing Director

THE CIT GROUP/EQUIPMENT FINANCING
by
    /s/ Katie J. Saunders
    ----------------------------------
    Name:  Katie J. Saunders
    Title: Sr. Credit Analyst


Citicorp Life Insurance Company
by
    /s/ John Petchler
    ----------------------------------
    Name:  John Petchler
    Title: Vice President


DIAMOND LEASE (U.S.A.), INC.
by
    /s/ Jeffrey H. Fishman
    ----------------------------------
    Name:  Jeffrey H. Fishman
    Title: VP, Credit Administration

ELF FUNDING TRUST III
by  New York Life Investment Management, LLC,
as attorney-in-fact
by
    /s/ F. David Melka
    ----------------------------------
    Name:  F. David Melka
    Title: Vice President
by
    /s/ Robert H. Dial
    ----------------------------------
    Name:  Robert H. Dial
    Title: Vice President


Fidelity Advisor Series II:
Fidelity Advisor Floating Rate High Income Fund
by
    /s/ John H. Costello
    ----------------------------------
    Name:  John H. Costello
    Title: Assistant Treasurer

First Citicorp Life Insurance Company
by
    /s/ John Petchler
    ----------------------------------
    Name:  John Petchler
    Title: President


FIRST UNION NATIONAL BANK
by
    /s/ Timothy Morrison
    ----------------------------------
    Name:  Timothy Morrison
    Title: Assistant Vice President


Fleet National Bank
by
    /s/ Michael J. Blake
    ----------------------------------
    Name:  Michael J. Blake
    Title: Managing Director


Franklin CLO I, Limited
by
    /s/ Richard D'Addario
    ----------------------------------
    Name:  Richard D'Addario
    Title: Vice President

Franklin CLO II, Limited
by
    /s/ Richard D'Addario
    ----------------------------------
    Name:  Richard D'Addario
    Title: Vice President


Franklin Floating Rate Master Series
by
    /s/ Richard D'Addario
    ----------------------------------
    Name:  Richard D'Addario
    Title: Vice President

GALAXY CLO 1999-1 LTD.
by
    /s/ Signature Unrecognizable
    ----------------------------------
    Name:  Signature Unrecognizable
    Title: Authorized Representative


GE Capital Corp.
by
    /s/ R.T. Sturgeon
    ----------------------------------
    Name:  R.T. Sturgeon
    Title: Manager-Operations


Grayston CLO 2001-01 LTD
by  Bear Stearns Asset Management Inc.
as its Collateral Manager
by
    /s/ Niall D. Rosenzweig
    ----------------------------------
    Name:  Niall D. Rosenzweige
    Title: Associate Director


HARBOURVIEW CDO II, LTD.
by
    /s/ Bill Campbell
    ----------------------------------
    Name:  Bill Campbell
    Title: Manager

HARBOURVIEW CLO IV, LTD.
by
    /s/ Bill Campbell
    ----------------------------------
    Name:  Bill Campbell
    Title: Manager

INTERNATIONAL COMMERCIAL BANK OF CHINA
by
    /s/ Kwei-Lin Ho
    ----------------------------------
    Name:  Kwei-Lin Ho
    Title: VP & General Manager

JUPITER FUNDING TRUST
by
    /s/ Ann E. Morris
    ----------------------------------
    Name:  Ann E. Morris
    Title: Authorized Agent


KZH CNC LLC
by
    /s/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH CYPRESS TREE-1 LLC
by
    /s/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH PONDVIEW LLC
by
    /s/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

KZH RIVERSIDE LLC
by
    /s/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH SOLEIL-2 LLC
by
    /s/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH STERLING LLC
by
    /s/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH WATERSIDE LLC
by
    /s/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent



LASALLE BANK NATIONAL ASSOCIATION
by
    /s/ Robert W. Hart
    ----------------------------------
    Name:  Robert W. Hart
    Title: First Vice President

LIBERTY-STEIN ROE ADVISOR FLOATING
RATE ADVANTAGE FUND
By: Stein Roe & Farnham Incorporated,
as Advisor
by
    /s/ James R. Fellows
    ----------------------------------
    Name:  James R. Fellows
    Title: Sr. Vice President & Portfolio Manager


Longhorn CDO (Cayman) LTD
By: Merrill Lynch Investment Advisors, L.P.
as Investment Advisor
by
    /s/ C.J. Baldoni
    ----------------------------------
    Name:  C.J. Baldoni
    Title: Authorized Signatory

Longhorn CDO II, LTD
By: Merrill Lynch Investment Advisors, L.P.
as Investment Advisor
by
    /s/ C.J. Baldoni
    ----------------------------------
    Name:  C.J. Baldoni
    Title: Authorized Signatory


MAPLEWOOD (CAYMAN) LIMITED
By: Massachusetts Mutual Life Insurance Company,
as Investment Manager
by
    /s/ Steven J. Katz
    ----------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and Associate
           General Council


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
by
    /s/ Steven J. Katz
    ----------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and Associate
           General Council


Master Senior Floating Rate Trust
by
    /s/ C.J. Baldoni
    ----------------------------------
    Name:  C.J. Baldoni
    Title: Authorized Signatory


Merrill Lynch Senior Floating Rate Fund, Inc.
by
    /s/ C.J. Baldoni
    ----------------------------------
    Name:  C.J. Baldoni
    Title: Authorized Signatory

METROPOLITAN LIFE INSURANCE COMPANY
by
    /s/ James R. Dingler
    ----------------------------------
    Name:  James R. Dingler
    Title: Director

ML CLO XV PILGRAM AMERICA (CAYMAN) Ltd.
By: ING Investments, LLC.
    as its investment manager
by
    /s/ Brian S. Horton
    ----------------------------------
    Name:  Brian S. Horton
    Title: Vice President


ML CLO XX PILGRAM AMERICA (CAYMAN) Ltd.
By: ING Investments, LLC.
    as its investment manager
by
    /s/ Brian S. Horton
    ----------------------------------
    Name:  Brian S. Horton
    Title: Vice President


SEQUILS - PILGRAM I, LTD.
By: ING Investments, LLC.
    as its investment manager
by
    /s/ Brian S. Horton
    ----------------------------------
    Name:  Brian S. Horton
    Title: Vice President

MUIRFIELD TRADING LLC
by
    /s/ Ann E. Morris
    ----------------------------------
    Name:  Ann E. Morris
    Title: Asst. Vice President

NATEXIS BANQUES POPULAIRES
by
    /s/ Frank H. Madden Jr.
    ----------------------------------
    Name:  Frank H. Madden Jr.
    Title: Vice President & Group Manager
by
    /s/ Harris Frommer
    ----------------------------------
    Name:  Harris Frommer
    Title: Assistant Vice President


New York Life Insurance and Annuity Corporation
By: New York Life Investment Management LLC,
    its Investment Managemer
by
    /s/ F. David Melka
    ----------------------------------
    Name:  F. David Melka
    Title: Investment Vice President
by
    /s/ Robert H. Dial
    ----------------------------------
    Name:  Robert H. Dial
    Title: Vice President


New York Life Insurance Company
by
    /s/ F. David Melka
    ----------------------------------
    Name:  F. David Melka
    Title: Investment Vice President
by
    /s/ Robert H. Dial
    ----------------------------------
    Name:  Robert H. Dial
    Title: Investment Vice President

NUVEEN FLOATING RATE FUND
By: Nuveen Senior Loan Asset Management Inc.
by
    /s/ Lenny Mason
    ----------------------------------
    Name:  Lenny Mason
    Title: Portfolio Manager


NUVEEN SENIOR INCOME FUND
By: Nuveen Senior Loan Asset Management Inc.
by
    /s/ Lenny Mason
    ----------------------------------
    Name:  Lenny Mason
    Title: Portfolio Manager


OAK HILL CREDIT PARTNERS I, LIMITED
By: Oak Hill CLO Management, LLC
as Investment Manager
by
    /s/ Scott D. Krase
    ----------------------------------
    Name:  Scott D. Krase
    Title: Authorized Signatory


OCTAGON INVESTMENT PARTNERS II, LLC
By: Octagon Credit Investors, LLC
    as sub-investment manager
by
    /s/ Michael B. Nechamkin
    ----------------------------------
    Name:  Michael B. Nechamkin
    Title: Portofolio manager


OCTAGON INVESTMENT PARTNERS III, LTD
By: Octagon Credit Investors, LLC
    as sub-investment manager
by
    /s/ Michael B. Nechamkin
    ----------------------------------
    Name:  Michael B. Nechamkin
    Title: Portofolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD
By: Octagon Credit Investors, LLC
    as collateral manager
by
    /s/ Michael B. Nechamkin
    ----------------------------------
    Name:  Michael B. Nechamkin
    Title: Portofolio Manager

OLYMPIC FUNDING TRUST, SERIES 1999-1
by
    /s/ Ann E. Morris
    ----------------------------------
    Name:  Ann E. Morris
    Title: Authorized Agent

PINEHURST TRADING, INC.
by
    /s/ Ann E. Morris
    ----------------------------------
    Name:  Ann E. Morris
    Title: Asst. Vice President


PRINCIPAL LIFE INSURANCE COMPANY
by
    /s/ Jon C. Heiny
    ----------------------------------
    Name:  Jon C. Heiny
    Title: Counsel

by
    /s/ Debra Svoboda EPP
    ----------------------------------
    Name:  Debra Svoboda EPP
    Title: Counsel


PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
By: CPF Asset Advisory, LLC as Investment Manager
by
    /s/ Irv Roa
    ----------------------------------
    Name:  Irv Roa
    Title: Associate Director

by
    /s/ Elizabeth H. Tallmadge
    ----------------------------------
    Name:  Elizabeth H. Tallmadge
    Title: Managing Director
           Chief Investment Officer

ROSEMONT CLO, LTD
by Deerfield Capital Management LLC
as its Collateral Manager
by
    /s/ Matt Stouffer
    ----------------------------------
    Name:  Matt Stouffer
    Title: Vice President


SEABOARD CLO 2000 LTD.
by  ORIX Capital Markets, LLC
    Collateral Manager
by
    /s/ Sheppard H.C. Davis, Jr.
    ----------------------------------
    Name:  Sheppard H.C. Davis, Jr.
    Title: Managing Director

SEQUILS-CENTURION V, LTD
American Express Asset Management Group Inc.
as Collateral Manager
by
    /s/ Steven B. Staver
    ----------------------------------
    Name:  Steven B. Staver
    Title: Managing Director


SEQUILS-CUMBERLAND I, LTD.
By: Deerfield Capital Management, L.L.C.
as its Collateral Manager
by
    /s/ Matt Stouffer
    ----------------------------------
    Name:  Matt Stouffer
    Title: Vice President

SEQUILS ING - I (HBDGM) LTD.
By: ING Capital Advisors LLC,
as its Collateral Manaer
by
    /s/ Steven Gorski
    ----------------------------------
    Name:  Steven Gorski
    Title: Vice President & Senior Credit Analyst

THE SIAM COMMERICAL BANK PCL
SINGAPORE BRANCH
by
    /s/ Nattapong Samit-Ampaispisarn
    Name:  Nattapong Samit-Ampaispisarn
    Title: Vice President & General Manager
by
    /s/ Irene Sno
    Name:  Irene Sno
    Title: Assistant General Manager -
           Corporate Planning & Risk Management

SIMSBURY CLO, LIMITED
By: Massachusetts Mutual Life Insurance
Company, as Collateral Manager
by
    /s/ Steven J. Katz
    ----------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and
           Associate General Counsel

STANFIELD QUATTRO CLO, LTD
By: Stanfield Capital Partners LLC
As its Collateral Manager
by
    /s/ Christopher E. Hansen
    ----------------------------------
    Name:  Christopher E. Hansen
    Title: Managing Partner


STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY
by
    /s/ James R. Fellows
    ----------------------------------
    Name:  James R. Fellows
    Title: Senior Vice President
           Stein Roe & Farnham Incorporated
           as Advisor to the Stein Roe Floating Rate
           Limited Liability Company

TEXTRON FINANCIAL CORPORATION
by
    /s/ Matthew J. Colgan
    ----------------------------------
    Name:  Matthew J. Colgan
    Title: Director


Travelers Corporate Loan Fund Inc.
By: Travelers Asset Management
International Company, LLC
by
    /s/ John Petchler
    ----------------------------------
    Name:  John Petchler
    Title: Vice President


The Travelers Insurance Company
by
    /s/ John Petchler
    ----------------------------------
    Name:  John Petchler
    Title: Vice President


UMB Bank, N.A.
by
    /s/ Terry Dierks
    ----------------------------------
    Name:  Terry Dierks
    Title: Senior Vice President


U.S. Bank National Association
formerly known as Firstar Bank, N.A.
by
    /s/ Bruce A. Easterly
    ----------------------------------
    Name:  Bruce A. Easterly
    Title: Vice President

VAN KAMPEN CLO I, LIMITED,
By: Van Kampen Investment Advisory Corp.
as Collateral Manager
by
    /s/ William Lenga
    ----------------------------------
    Name:  William Lenga
    Title: Vice President


VAN KAMPEN CLO II, LIMITED,
By: Van Kampen Investment Advisory Corp.
as Collateral Manager
by
    /s/ William Lenga
    ----------------------------------
    Name:  William Lenga
    Title: Vice President

VAN KAMPEN PRIME RATE INCOME TRUST
By: Van Kampen Investment Advisory Corp.
by
    /s/ William Lenga
    ----------------------------------
    Name:  William Lenga
    Title: Vice President


VAN KAMPEN SENIOR FLOATING RATE FUND
By: Van Kampen Investment Advisory Corp.
by
    /s/ William Lenga
    ----------------------------------
    Name:  William Lenga
    Title: Vice President



VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.
by
    /s/ William Lenga
    ----------------------------------
    Name:  William Lenga
    Title: Vice President


WINGED FOOT FUNDING TRUST
by
    /s/ Ann E. Morris
    ----------------------------------
    Name:  Ann E. Morris
    Title: Authorized Agent